Microsoft Word 11.0.6502;Sub-Item 77I:  Terms of new or amended securities.
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          The Prospectus and Statement of Additional Information relating to
Goldman Sachs Trust's California Intermediate AMT-Free Municipal Fund and New York Intermediate AMT-Free Municipal Fund, as filed with the Securities and Exchange Commission on November 1, 2005 pursuant to Rule 497 under the Securities Act of 1933 (Accession No. 0000950123-05-012875), are incorporated herein by reference.